UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2017

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	35-1811116 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition.

On November 28, 2017, Calumet Specialty Products Partners, L.P. (the “Company”) filed a Current Report on Form 8-K (the
“Original Form 8-K”) to report under Item 2.01 the November 21, 2017 closing of the sale of all of the issued and outstanding membership interests in Anchor Drilling Fluids USA, LLC, a Delaware limited liability company (“Anchor”), to a subsidiary of Q’Max Solutions Inc. (“Q’Max”), pursuant to a membership interest purchase agreement, dated November 21, 2017, by and between the Company and Q’Max.

The Company is filing this Amendment No. 1 on Form 8-K/A to amend the Original Form 8-K to provide pro forma financial information reflecting the sale of Anchor to Q’Max, which pro forma financial information was unavailable at the time of filing the Original Form 8-K. This pro forma financial information is included in Exhibit 99.1 to this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2017, Unaudited Pro Forma Consolidated Statement of Operations for the years ended December 31, 2014, 2015 and 2016 and the nine months ended September 30, 2017 (collectively, the “Unaudited Pro Forma Consolidated Financial Statements”) together with the notes thereto, are attached hereto and incorporated herein as Exhibit 99.1.

(d) Exhibits

Exhibit Number	Description
Exhibit 99.1	Unaudited Pro Forma Financial Statements and accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

March 19, 2018	By:	/s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Unaudited Pro Forma Financial Statements and accompanying notes.